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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 31, 1998
                   AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
             (Exact name of Registrant as specified in its Charter)

        Delaware                                       0-9233                             54-0856778
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(State of Incorporation)                      (Commission File Number)         (IRS Employer Identification Number)

         4050 Legato Road
          Fairfax, Virginia                                                                  22033
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(Address of principal executive offices)                                                   (Zip Code)

                                (703) 267-8000
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              (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 31, 1998, at the Company's regularly scheduled meetings of its Board of Directors and its Audit Committee of, the Company accepted the resignation of PricewaterhouseCoopers LLP because of conflicts of interest resulting from the July 1, 1998 merger of Price Waterhouse LLP and Coopers & Lybrand LLP. AMS and Coopers & Lybrand LLP have long-standing business relationships which both parties wish to continue. In view of the independence requirements of the Securities and Exchange Commission regarding the independence of certifying public accountants, AMS and PricewaterhouseCoopers LLP mutually have determined that it would be inappropriate for PricewaterhouseCoopers LLP to continue as the Company's accountants. Price Waterhouse LLP has been the Company's independent certifying accountants for 28 years. As a result of the above circumstances, the Audit Committee and Board of Directors thereupon appointed Deloitte & Touche LLP as the Company's independent certifying accountant for fiscal year 1998.

During the two fiscal years ended December 31, 1997, the reports of Price Waterhouse LLP on the annual financial statements have neither contained any adverse opinions or disclaimers of opinions, nor have they been qualified or modified. During such two year period, and through July 31, 1998 there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

A copy of a letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission stating that it agrees with the statements made above is attached to this Form 8-K as Exhibit 16.

ITEM 7.    EXHIBITS.

The exhibit to this Form 8-K is as follows:

         16. Letter of PricewaterhouseCoopers LLP confirming its agreement with the statements made by the Company in Item 4 of this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN MANAGEMENT SYSTEMS, INCORPORATED


Date:  August 3, 1998    By:/s/ Frank A. Nicolai
                            ----------------------------------------------------
                               Frank A. Nicolai
                               Executive Vice President, Secretary and Treasurer